RESEARCH AND DEVELOPMENT EXPENSES, net (Tables)	12 Months Ended
Dec. 31, 2018
RESEARCH AND DEVELOPMENT EXPENSES, net.
Schedule of research and development expenses, net

	Year Ended December 31,
	2018	2017	2016
	U.S. dollars in thousands
Payroll and related expenses	552	653	652
Professional services	2,297	2,218	1,816
Share-based payments	872	793	841
Clinical and pre-clinical trials	20,373	27,940	20,732
Intellectual property development	290	401	428
Other	478	964	772
	24,862	32,969	25,241